Dear Shareholder:

The Victory Prospectus for the following Funds is being revised to reflect the merger of the Growth Fund into the Diversified Stock Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                                   Value Fund
                             Diversified Stock Fund
                                Stock Index Fund
                             Established Value Fund
                               Special Value Fund
                         Small Company Opportunity Fund
                               Focused Growth Fund

                        Supplement dated January 19, 2005
                      To the Prospectus dated March 1, 2004


On January 5, 2005, the shareholders of Growth Fund approved the reorganization of the Fund into the Diversified Stock Fund. The reorganization was completed on January 18, 2005. As a result of the reorganization, shares of the Growth Fund will no longer be offered. All references to Growth Fund in this prospectus are, therefore, deleted.






























Please insert this supplement in the front of your prospectus. If you wish to obtain more information, please call the Victory Funds at 800-539-3863.



                                  VF-EQTY-SUPP4